Exhibit 99.1
                                  ------------

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Loans had an aggregate outstanding principal balance as of the Cut-off Date of approximately $460,003,998 (the "Cut-off Date Balance"). Approximately 0.37% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date), have fixed interest rates, are secured by second liens, and were originated with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property and are underwritten with an emphasis on the creditworthiness of the related borrower (the "High LTV Loans"). The Mortgage Loans that are not High LTV Loans are referred to herein as the "Non-High LTV Loans." The "Cut-off Date" for the Non-High LTV Loans is January 1, 2000 and the close of business on December 31, 1999 for the High LTV Loans. The Mortgage Loans will have adjustable or fixed rates and will be secured by first or second liens on the related Mortgage Property as described herein. Mortgage Loans with adjustable rates and fixed rates are referred to herein as "ARM Loans" and "Fixed Rate Loans," respectively.

         Approximately 93.78% and 6.22% of the Mortgage Loans are ARM Loans and Fixed Rate Loans, respectively. All of the ARM Loans are secured by first liens on the related Mortgaged Property. All of the Fixed Rate Loans are secured by first or second liens on the related Mortgaged Property.

         The Company will acquire the Mortgage Loans to be included in the Mortgage Pool from Impac Mortgage Holdings, Inc. (the "Seller") pursuant to a Mortgage Loan Sale and Contribution Agreement dated the Closing Date (the "Mortgage Loan Sale and Contribution Agreement"). The Seller in turn acquired them on previous dates from Impac Funding Corporation ("Impac Funding"). Impac Funding acquired approximately 4.38% of the Mortgage Loans (the "Seasoned Loans") in connection with the termination of a prior securitization of mortgage loans originated or acquired by Impac Funding. Each Seasoned Loan was originated on or before May 1, 1996. All of the Seasoned Loans were previously acquired by ICI Funding, the predecessor of the Seller, pursuant to its underwriting standards in effect during 1996. In addition to the Seasoned Loans, Impac Funding acquired approximately 73.45% of the Mortgage Loans pursuant to various agreements from affiliates of Impac Funding and various mortgage loan conduit sellers pursuant to the underwriting guidelines of Impac Funding. Impac Funding acquired approximately 12.64% of the Mortgage Loans (the "GMAC Mortgage Loans") from GMAC Mortgage Corporation ("GMAC") pursuant to the underwriting standards described herein. Impac acquired 10.32% of the Mortgage Loans in bulk purchases from third-party originators.

MORTGAGE RATE ADJUSTMENT

         Approximately 93.61% of the ARM Loans will not have reached their first Adjustment Date as of the Closing Date. The initial Mortgage Rate is generally lower than the rate that would have been produced if the applicable Gross Margin had been added to the Index in effect at origination. ARM Loans that have not reached their first Adjustment Date are, therefore, more likely to be subject to the Initial Periodic Rate Cap on their first Adjustment Date.

SIX-MONTH LIBOR

         The index applicable to the determination of the Mortgage Rate on 75.39% of the Mortgage Loans will be the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or the Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such Adjustment Date ("Six-Month LIBOR").

 ONE-YEAR U.S. TREASURY

          With respect to 18.39% of the Mortgage Loans, the related Index will be a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) (the "Release") as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the Adjustment Date or on the Adjustment Date ("One-Year U.S. Treasury"). Such average yields reflect the yields for the week prior to that week.

MORTGAGE INSURANCE

          Except with respect to approximately 3.27% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date), each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80.00% will be insured by either (i) a Primary Insurance Policy (as defined in the Prospectus) issued by a private mortgage insurer or (ii) by an insurance policy (the "Radian PMI Policy," and the Mortgage Loans covered by such policies, the "Radian PMI Insured Loans") issued by Radian Guaranty, Inc., formerly known as Commonwealth Mortgage Assurance Company ("Radian").

         The Radian PMI Policy will be issued with respect to approximately 47.88% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date).

BALLOON LOANS

         Approximately 0.99% of the Mortgage Loans require monthly payments of principal generally based on a 30-year amortization schedule and generally have scheduled maturity dates of 15 years from the due date of the first monthly payment (each such Mortgage Loan, a "Balloon Loan"), in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date (a "Balloon Payment").

CONVERTIBLE LOANS

         Approximately 2.24% of the Mortgage Loans provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate (such Mortgage Loans, "Convertible Mortgage Loans").

PREPAYMENT CHARGES

         Approximately 27.42% of the Mortgage Loans provide for payment of a prepayment charge. As to each such Mortgage Loan, the prepayment charge generally is the maximum amount permitted under applicable state law (or, if no maximum prepayment charge is specified, the prepayment charge generally is calculated as set forth in the following sentence). Approximately 1.24%, 1.43%, 10.00%, 0.01% and 14.74% of the Mortgage Loans provide for payment of a prepayment charge for partial prepayments and full prepayments made within approximately one year, two years, three years, four years and five years, respectively, of the origination of such Mortgage Loan calculated in accordance with the terms of the related Mortgage Note; provided, that certain of such Mortgage Loans will not have a prepayment charge if the related Mortgagor sells the related Mortgaged Property.

MORTGAGE LOAN CHARACTERISTICS

         The Mortgage Loans have original terms to stated maturity of between 10 and 30 years.

         Effective with the first payment due on an ARM Loan after each related Adjustment Date, the Monthly Payment will be adjusted to an amount that will fully amortize the outstanding principal balance of the ARM Loan over its remaining term. For the Mortgage Loans, the weighted average number of months from the Cut-off Date to the next Adjustment Date is 25 months.

         As of the Cut-off Date, each Mortgage Loan will have an unpaid principal balance of not less than $8,835 or more than $846,755 and the average unpaid principal balance of the Mortgage Loans will be approximately $181,964. The latest stated maturity date of any of the Mortgage Loans will be February 1, 2030; however, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

         The weighted average remaining term to stated maturity of the Mortgage Loans will be approximately 349 months.

         The earliest month and year in which the first payment was due on any Mortgage Loan is January 1, 1993, and the latest month and year of first payment will be March 1, 2000.

         As of the Cut-off Date, 0.56% of the Mortgage Loans are 30 to 59 days delinquent in payment of principal and interest. None of the Mortgage Loans will be more than 59 days delinquent in payment of principal and interest as of the Cut-off Date. In addition, a portion of the Mortgage Loans have been delinquent in the past.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         None of the Mortgage Loans provide for negative amortization.

         Set forth below is a description of certain additional characteristics of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated). All percentages of the Mortgage Loans are approximate percentages by aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated). Dollar amounts and percentages may not add up to totals due to rounding.

                                          PRINCIPAL BALANCES AT ORIGINATION


                  ORIGINAL                                                                     PERCENTAGE OF CUT-OFF
                MORTGAGE LOAN                      NUMBER OF           AGGREGATE UNPAID           DATE AGGREGATE
            PRINCIPAL BALANCE($)                 MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
            -----------------                    --------------        -----------------         -----------------
      0.01 -  50,000.00..................             265                $   8,308,183                   1.81%
 50,000.01 - 100,000.00..................             362                   27,646,315                   6.01
100,000.01 - 150,000.00..................             491                   61,197,277                  13.30
150,000.01 - 200,000.00..................             427                   73,465,273                  15.97
200,000.01 - 250,000.00..................             357                   79,661,054                  17.32
250,000.01 - 300,000.00..................             291                   79,483,415                  17.28
300,000.01 - 350,000.00..................             141                   45,157,170                   9.82
350,000.01 - 400,000.00..................             102                   38,276,598                   8.32
400,000.01 - 450,000.00..................              31                   12,884,231                   2.80
450,000.01 - 500,000.00..................              21                    9,883,955                   2.15
500,000.01 - 550,000.00..................               8                    4,141,592                   0.90
550,000.01 - 600,000.00..................              11                    6,316,213                   1.37
600,000.01 - 650,000.00..................              18                   11,250,411                   2.45
650,000.01 - 700,000.00..................               1                      691,453                   0.15
750,000.01 - 800,000.00..................               1                      794,103                   0.17
850,000.01 - 900,000.00..................               1                      846,755                   0.18
                                                    -----                  -----------                 ------
     Total...............................           2,528                 $460,003,998                 100.00%
                                                    =====                  ===========                 ======

         The average principal balance of the Mortgage Loans at origination was approximately $183,329.

                                       PRINCIPAL BALANCES AT THE CUT-OFF DATE


                                                                                               PERCENTAGE OF CUT-OFF
                MORTGAGE LOAN                      NUMBER OF           AGGREGATE UNPAID           DATE AGGREGATE
            PRINCIPAL BALANCE($)                 MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
            -----------------                    --------------        -----------------         -----------------
      0.01 -  50,000.00..................              269              $    8,505,633                  1.85%
 50,000.01 - 100,000.00..................              364                  27,993,429                  6.09
100,000.01 - 150,000.00..................              497                  62,332,521                 13.55
150,000.01 - 200,000.00..................              418                  72,258,717                 15.71
200,000.01 - 250,000.00..................              363                  81,184,654                 17.65
250,000.01 - 300,000.00..................              289                  79,458,596                 17.27
300,000.01 - 350,000.00..................              143                  46,252,433                 10.05
350,000.01 - 400,000.00..................               96                  36,251,677                  7.88
400,000.01 - 450,000.00..................               30                  12,727,140                  2.77
450,000.01 - 500,000.00..................               21                   9,987,386                  2.17
500,000.01 - 550,000.00..................                7                   3,702,165                  0.80
550,000.01 - 600,000.00..................               11                   6,362,064                  1.38
600,000.01 - 650,000.00..................               17                  10,655,381                  2.32
650,000.01 - 700,000.00..................                1                     691,453                  0.15
750,000.01 - 800,000.00..................                1                     794,103                  0.17
800,000.01 - 850,000.00..................                1                     846,755                  0.18
                                                     -----                 -----------                ------
     Total...................................        2,528                $460,003,998                100.00%
                                                     =====                 ===========                ======

         As of the Cut-off Date, the average current principal balance of the Mortgage Loans will be approximately $181,964.

                                         MORTGAGE RATES AT ORIGINATION


                                                                                          PERCENTAGE OF CUT-OFF
                                              NUMBER OF           AGGREGATE UNPAID            DATE AGGREGATE
          MORTGAGE RATES(%)                 MORTGAGE LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
          --------------                   ---------------       -----------------          -----------------
 3.500 -  3.999......................                4           $      745,687                     0.16%
 4.000 -  4.499......................                7                1,971,071                     0.43
 4.500 -  4.999......................               16                3,268,422                     0.71
 5.000 -  5.499......................               25                5,938,935                     1.29
 5.500 -  5.999......................               56               18,126,245                     3.94
 6.000 -  6.499......................               72               26,042,520                     5.66
 6.500 -  6.999......................               75               22,923,810                     4.98
 7.000 -  7.499......................              135               28,695,970                     6.24
 7.500 -  7.999......................              323               66,726,751                    14.51
 8.000 -  8.499......................              440               89,057,027                    19.36
 8.500 -  8.999......................              506               96,017,177                    20.87
 9.000 -  9.499......................              243               41,310,671                     8.98
 9.500 -  9.999......................              173               27,870,817                     6.06
10.000 - 10.499.......................              59                7,118,137                     1.55
10.500 - 10.999.......................              63                6,608,481                     1.44
11.000 - 11.499.......................              41                3,250,957                     0.71
11.500 - 11.999.......................              48                4,058,837                     0.88
12.000 - 12.499.......................              26                2,161,942                     0.47
12.500 - 12.999.......................              41                2,034,836                     0.44
13.000 - 13.499.......................              26                1,246,255                     0.27
13.500 - 13.999.......................              55                1,570,477                     0.34
14.000 - 14.499.......................              67                2,284,586                     0.50
14.500 - 14.999.......................              16                  698,828                     0.15
15.000 - 15.499.......................               7                  163,396                     0.04
15.500 - 15.999.......................               2                   65,669                     0.01
16.500 - 16.999.......................               2                   46,494                     0.01
                                                 -----              -----------                   ------
     Total............................           2,528             $480,003,998                   100.00%
                                                 =====              ===========                   ======

         The weighted average Mortgage Rate of the Mortgage Loans at origination was approximately 8.205% per annum.

                                       MORTGAGE RATES AT THE CUT-OFF DATE


                                                                                              PERCENTAGE OF
                                              NUMBER OF           AGGREGATE UNPAID       CUT-OFF DATE AGGREGATE
          MORTGAGE RATES(%)                 MORTGAGE LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
          --------------                    --------------       -----------------          -----------------
 4.500 -  4.999......................                1           $      309,434                     0.07%
 5.000 -  5.499......................               10                3,608,125                     0.78
 5.500 -  5.999......................               42               16,121,577                     3.50
 6.000 -  6.499......................               63               24,880,460                     5.41
 6.500 -  6.999......................               64               21,072,091                     4.58
 7.000 -  7.499......................              130               28,206,941                     6.13
 7.500 -  7.999......................              314               65,439,067                    14.23
 8.000 -  8.499......................              436               88,380,051                    19.21
 8.500 -  8.999......................              554              104,453,815                    22.71
 9.000 -  9.499......................              261               45,379,942                     9.87
 9.500 -  9.999......................              177               28,018,557                     6.09
10.000 - 10.499.......................              63                7,469,182                     1.62
10.500 - 10.999.......................              70                7,466,846                     1.62
11.000 - 11.499.......................              47                3,858,239                     0.84
11.500 - 11.999.......................              53                5,019,394                     1.09
12.000 - 12.499.......................              26                2,161,942                     0.47
12.500 - 12.999.......................              42                2,082,632                     0.45
13.000 - 13.499.......................              26                1,246,255                     0.27
13.500 - 13.999.......................              55                1,570,477                     0.34
14.000 - 14.499.......................              67                2,284,586                     0.50
14.500 - 14.999.......................              16                  698,828                     0.15
15.000 - 15.499.......................               7                  163,396                     0.04
15.500 - 15.999.......................               2                   65,669                     0.01
16.500 - 16.999.......................               2                   46,494                     0.01
                                                 -----              -----------                   ------
     Total............................           2,528             $460,003,998                   100.00%
                                                 =====              ===========                   ======

         As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans will be approximately 8.330% per annum.

                                                NEXT ADJUSTMENT DATE


                                                                                                 PERCENTAGE OF
                                                  NUMBER OF            AGGREGATE UNPAID      CUT-OFF DATE AGGREGATE
           NEXT ADJUSTMENT DATE                 MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
           --------------------                 --------------         -----------------       -----------------
Fixed Rate Loans (N/A).....................           446               $  28,627,392                 6.22%
February 1, 2000...........................            19                   2,812,686                 0.61
March 1, 2000..............................            39                   6,350,521                 1.38
March 2, 2000..............................             1                      62,147                 0.01
April 1, 2000..............................            45                   8,666,157                 1.88
May 1, 2000................................            48                  10,594,424                 2.30
June 1, 2000...............................            56                  15,006,994                 3.26
July 1, 2000...............................            79                  21,110,230                 4.59
August 1, 2000.............................            21                   7,003,939                 1.52
September 1, 2000..........................             8                   2,293,935                 0.50
October 1, 2000............................             2                     351,696                 0.08
November 1, 2000...........................             4                     666,223                 0.14
December 1, 2000...........................             4                     648,567                 0.14
January 1, 2001............................             9                   1,877,519                 0.41
February 1, 2001...........................             3                     552,294                 0.12
March 1, 2001..............................             4                     787,545                 0.17
April 1, 2001..............................             2                     209,624                 0.05
May 1, 2001................................             6                   1,254,543                 0.27
June 1, 2001...............................             1                      68,050                 0.01
July 1, 2001...............................             4                     648,581                 0.14
August 1, 2001.............................            15                   2,368,376                 0.51
September 1, 2001..........................            87                  15,978,802                 3.47
October 1, 2001............................           302                  57,337,437                12.46
November 1, 2001...........................           323                  65,715,218                14.29
December 1, 2001...........................           275                  56,314,570                12.24
January 1, 2002............................           180                  38,577,517                 7.95
February 1, 2002...........................            11                   2,164,477                 0.47
April 1, 2002..............................             3                     292,096                 0.06
May 1, 2002................................             8                   2,970,935                 0.65
June 1, 2002...............................             7                   2,550,984                 0.55
July 1, 2002...............................            12                   3,871,713                 0.84
August 1, 2002.............................            29                  10,332,089                 2.25
September 1, 2002..........................            13                   3,926,114                 0.85
October 1, 2002............................            34                   6,095,123                 1.33
November 1, 2002...........................            62                  11,890,220                 2.58
December 1, 2002...........................            53                  10,240,847                 2.23
January 1, 2003............................            29                   5,228,271                 1.14
April 1, 2003..............................             1                     846,755                 0.18
May 1, 2003................................             4                   1,642,703                 0.36
August 1, 2003.............................             1                     631,301                 0.14
September 1, 2003..........................             1                     603,204                 0.13
October 1, 2003............................             1                     394,220                 0.09
November 1, 2003...........................             2                     939,239                 0.20
December 1, 2003...........................             1                     208,241                 0.05
February 1, 2004...........................             4                     997,875                 0.22
March 1, 2004..............................             1                     639,166                 0.14
April 1, 2004..............................             2                     792,054                 0.17
August 1, 2004.............................             3                   1,566,381                 0.34
October 1, 2004............................            51                   9,353,115                 2.03
November 1, 2004...........................            98                  17,832,989                 3.88
December 1, 2004...........................            87                  15,815,595                 3.44
January 1, 2005............................            24                   3,918,105                 0.85
February 1, 2005...........................             3                     375,200                 0.08
                                                    -----                 -----------               ------
             Total.........................         2,528                $460,003,998               100.00%
                                                    =====                 ===========               ======

         As of the Cut-off Date, the weighted average remaining months to the next Adjustment Date of the ARM Loans that are Mortgage Loans will be approximately 25 months.

                                              GROSS MARGIN


                                                                                        PERCENTAGE OF
                                                                                        CUT-OFF DATE
                                           NUMBER OF         AGGREGATE UNPAID             AGGREGATE
        GROSS MARGINS (%)               MORTGAGE LOANS      PRINCIPAL BALANCE         PRINCIPAL BALANCE
        -----------------               --------------      -----------------         -----------------
Fixed Rate Loans (N/A)..............          446             $  28,627,392                   6.22%
   2.500 - 2.749....................            5                 1,196,293                   0.26
   2.750 - 2.999....................          271                85,192,826                  18.52
   3.000 - 3.249....................           47                10,345,479                   2.25
   3.250 - 3.499....................           49                 8,102,255                   1.76
   3.500 - 3.749....................           26                 4,442,664                   0.97
   3.750 - 3.999....................           37                 7,125,048                   1.55
   4.000 - 4.249....................          790               156,506,220                  34.02
   4.250 - 4.499....................          451                87,748,275                  19.08
   4.500 - 4.749....................          265                48,886,988                  10.63
   4.750 - 4.999....................           29                 4,478,754                   0.97
   5.000 - 5.249....................           35                 5,899,688                   1.28
   5.250 - 5.499....................           12                 2,364,194                   0.51
   5.500 - 5.749....................            7                 1,156,776                   0.25
   5.750 - 5.999....................           12                 2,281,588                   0.50
   6.000 - 6.249....................           11                 1,610,917                   0.35
   6.500 - 6.749....................            6                 1,191,224                   0.26
   6.750 - 6.999....................            7                 1,079,820                   0.23
   7.000 - 7.249....................            2                   102,651                   0.02
   7.250 - 7.499....................            3                   442,006                   0.10
   7.500 - 7.749....................            5                   340,004                   0.07
   7.750 - 7.999....................            3                   343,565                   0.07
   8.000 - 8.249....................            4                   303,229                   0.07
   8.250 - 8.499....................            1                    30,531                   0.01
   8.500 - 8.749....................            1                    66,430                   0.01
   8.750 - 8.999....................            2                    80,092                   0.02
   9.250 - 9.499....................            1                    59,090                   0.01
                                            -----               -----------                 ------
 Total..............................        2,528              $460,003,998                 100.00%
                                            =====               ===========                 ======

         As of the Cut-off Date, the weighted average Gross Margin of the ARM Loans that are Mortgage Loans will be approximately 3.951% per annum.

                                               MAXIMUM MORTGAGE RATE

                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
                                                   NUMBER OF           AGGREGATE UNPAID              AGGREGATE
          MAXIMUM MORTGAGE RATE (%)              MORTGAGE LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -------------------------              --------------       -----------------          -----------------
Fixed Rate Loans (N/A).......................           446             $  28,627,392                    6.22%
 9.500 -  9.999..............................             4                   745,687                    0.16
10.000 - 10.499..............................             7                 1,971,071                    0.43
10.500 - 10.999..............................            17                 3,424,497                    0.74
11.000 - 11.499..............................            25                 5,938,935                    1.29
11.500 - 11.999..............................            53                17,423,233                    3.79
12.000 - 12.499..............................            70                25,898,956                    5.63
12.500 - 12.999..............................            83                24,432,571                    5.31
13.000 - 13.499..............................           134                28,532,905                    6.20
13.500 - 13.999..............................           321                66,455,056                   14.45
14.000 - 14.499..............................           431                86,942,452                   18.90
14.500 - 14.999..............................           494                94,531,937                   20.55
15.000 - 15.499..............................           230                39,857,463                    8.66
15.500 - 15.999..............................           128                22,927,432                    4.98
16.000 - 16.499..............................            32                 4,867,744                    1.06
16.500-  16.999..............................            27                 4,019,043                    0.87
17.000-  17.499..............................             9                   867,589                    0.19
17.500-  17.999..............................             8                 1,638,424                    0.36
18.000-  18.499..............................             5                   577,235                    0.13
18.500-  18.999..............................             4                   324,376                    0.07
                                                      -----              ------------                  ------
    Total....................................         2,528              $460,003,998                  100.00%
                                                      =====              ============                  ======


         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the ARM Loans that are Mortgage Loans will be approximately 14.003% per annum.

                                                  INITIAL PERIOD

                                                                                                  PERCENTAGE OF
                                                                                                  CUT-OFF DATE
                                                    NUMBER OF           AGGREGATE UNPAID            AGGREGATE
               INITIAL PERIOD                     MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
               --------------                     --------------       -----------------        -----------------
Fixed Rate Loans (N/A).......................           446              $  28,627,392                  6.22%
Six Months...................................           193                 32,914,645                  7.16
One Year.....................................            98                 37,790,051                  8.22
Two Years....................................         1,226                239,534,399                 52.07
Three Years..................................           273                 63,690,680                 13.85
Four Years...................................             6                    554,297                  0.12
Five Years...................................           286                 56,892,533                 12.37
                                                      -----                -----------                ------
    Total....................................         2,528               $460,003,998                100.00%
                                                      =====                ===========                ======


                                            INITIAL PERIODIC RATE CAP

                                                                                               PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                    NUMBER OF         AGGREGATE UNPAID           AGGREGATE
        INITIAL PERIODIC RATE CAP (%)             MORTGAGE LOANS      PRINCIPAL BALANCE      PRINCIPAL BALANCE
        -----------------------------             --------------      -----------------      -----------------
Fixed Rate Loans (N/A).......................            446            $  28,627,392                6.22%
0.50.........................................              2                  213,771                0.05
1.00.........................................            179               31,063,120                6.75
1.50.........................................             20                2,389,169                0.52
2.00.........................................            245               81,668,504               17.75
3.00.........................................          1,636              316,042,042               68.70
                                                       -----              -----------               -----
    Total....................................          2,528             $460,003,998              100.00%
                                                       =====             ============              ======


                                                PERIODIC RATE CAP

                                                                                              PERCENTAGE OF
                                                                                               CUT-OFF DATE
                                                NUMBER OF           AGGREGATE UNPAID            AGGREGATE
          PERIODIC RATE CAP (%)               MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
          ---------------------               --------------       -----------------        -----------------
Fixed Rate Loans (N/A)....................           446            $  28,627,392                  6.22%
0.50......................................             2                  213,771                   0.05
1.00......................................         1,792              342,980,557                  74.56
1.50......................................            43                6,513,773                   1.42
2.00......................................           245               81,668,504                  17.75
                                                     ---              -----------                -------
    Total.................................         2,528             $460,003,998                100.00%
                                                   =====              ===========                ======

                                              LOAN-TO-VALUE RATIOS(1)

                                                                                                 PERCENTAGE OF
                                                                                                  CUT-OFF DATE
                                                   NUMBER OF             AGGREGATE UNPAID          AGGREGATE
   ORIGINAL LOAN-TO-VALUE RATIOS (%)            MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
   ---------------------------------            --------------          -----------------      -----------------
 15.01 -  20.00.........................                 2               $      263,746                0.06%
 20.01 -  25.00.........................                 5                      469,071                0.10
 25.01 -  30.00.........................                 2                       74,636                0.02
 30.01 -  35.00.........................                 2                      842,689                0.18
 35.01 -  40.00.........................                 6                    1,120,479                0.24
 40.01 -  45.00.........................                 4                      718,184                0.16
 45.01 -  50.00.........................                14                    2,058,760                0.45
 50.01 -  55.00.........................                 6                    2,379,553                0.52
 55.01 -  60.00.........................                23                    4,410,761                0.96
 60.01 -  65.00.........................                50                    7,537,373                1.64
 65.01 -  70.00.........................                78                   16,976,374                3.69
 70.01 -  75.00.........................               156                   34,010,219                7.39
 75.01 -  80.00.........................               481                  100,592,177               21.87
 80.01 -  85.00.........................                90                   15,075,443                3.28
 85.01 -  90.00.........................             1,007                  188,279,816               40.93
 90.01 -  95.01.........................               452                   80,354,855               17.47
 95.01 - 100.00.........................                99                    3,201,059                0.70
100.01 - 105.00(2)......................                 6                      219,506                0.05
105.01 - 110.00(2)......................                 7                      295,687                0.06
110.01 - 115.00(2)......................                12                      321,593                0.07
115.01 - 120.00(2)......................                 8                      244,732                0.05
120.01 - 125.00(2)......................                18                      557,285                0.12
                                                     ------                ------------              ------
   Total................................             2,528                 $460,003,998              100.00%
                                                     =====                 ============              ======

-----------

(1) With respect to the Fixed Rate Loans secured by second liens, the Combined Loan-to-Value Ratio.

(2) The Seller has recently obtained current statistical valuations on the Mortgaged Properties securing the Mortgage Loans with initial Combined Loan-to-Value Ratios over 100% (all of which are High LTV Loans) and has determined that the current Combined Loan-to-Value Ratio for each such High LTV Loan is less than or equal to 100%.

         The minimum and maximum Loan-to-Value Ratios or Combined Loan-to-Value Ratios of the Mortgage Loans were approximately 4.69% and 100.00%, respectively, and the weighted average of the Loan-to-Value Ratios and Combined Loan-to-Value Ratios of the Mortgage Loans was approximately 83.74%.

                                                 OCCUPANCY TYPES

                                                                                                 PERCENTAGE OF
                                                                                                 CUT-OFF DATE
                                                   NUMBER OF          AGGREGATE UNPAID             AGGREGATE
    OCCUPANCY (AS INDICATED BY BORROWER)         MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
    ------------------------------------         --------------    ----------------------- ---------------------
Second Home..................................             53            $  12,175,027               2.65%
Non-Owner Occupied...........................             56                3,621,964               0.79
Primary Residence............................          2,419              444,207,007              96.57
                                                       -----              -----------             ------
        Total................................          2,528             $460,003,998             100.00%
                                                       =====             ============             ======




                                              MORTGAGE LOAN PROGRAM

                                                                                                PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                    NUMBER OF        AGGREGATE UNPAID             AGGREGATE
                LOAN PROGRAM                      MORTGAGE LOANS     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                ------------                      --------------  -----------------------  --------------------
Full.........................................           579           $  67,379,929                 14.65%
Limited (Stated).............................           116              26,127,481                  5.68
No Ratio.....................................            11               1,273,619                  0.28
Alternative Documentation....................            98              35,116,129                  7.63
No Income/No Asset...........................             1                  98,297                  0.02
Lite Documentation...........................            51               7,133,274                  1.55
Express (Non-Verified Assets)................         1,016             186,359,241                 40.51
Express (Verified Assets)....................           654             136,169,684                 29.60
Express (Self-Employed)......................             1                 149,071                  0.03
Express (Priority Refinance).................             1                 197,273                  0.04
                                                      -----            ------------                ------
        Total................................         2,528            $460,003,998                100.00%
                                                      =====            ============                ======

         See "--Underwriting" below and Appendix A attached hereto for a description of each Originator's documentation programs.

                                                  RISK CATEGORIES

                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
                                                  NUMBER OF           AGGREGATE UNPAID               AGGREGATE
               CREDIT GRADE                     MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
               ------------                     --------------        -----------------          -----------------
A+(1)......................................              21             $  1,196,828                    0.26
A(1).......................................             496              106,931,143                   23.25%
A-(1)......................................             196               19,036,424                    4.14
B(1).......................................              63                5,155,037                    1.12
B+(1)......................................              13                  375,448                    0.08
C(1).......................................              56                3,753,075                    0.82
CX(1)......................................              11                  680,773                    0.15
Progressive Express(TM)I(2)................             875              168,017,352                   36.53
Progressive Express(TM)II(2)...............             692              135,720,676                   29.50
Progressive Express(TM)III(2)..............              40                7,765,782                    1.69
Progressive Express(TM)IV(2)...............              48                8,988,736                    1.95
Progressive Express(TM)V(2)................              13                1,799,506                    0.39
Progressive Express(TM)VI(2)...............               4                  583,217                    0.13
                                                      -----             ------------                  ------
      Total................................           2,528             $460,003,998                  100.00%
                                                      =====             ============                  ======

-----------------

(1) All of these Mortgage Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I and II, III, IV, V and VI, respectively. All of the Seasoned Loans have been assigned credit grades. All of the Mortgage Loans originated by GMAC or that have been acquired by the Seller in bulk purchases have been assigned credit grades. See "-Underwriting" and Appendix A attached hereto.

(2) These Mortgage Loans were originated under Impac Funding's Progressive Express(TM) Program. The underwriting for such Mortgage Loans is generally based on the borrower's "FICO" score and therefore such Mortgage Loans do not correspond to the alphabetical risk categories listed above.

                                                   PROPERTY TYPES


                                                                                               PERCENTAGE OF CUT-OFF
                                                    NUMBER OF           AGGREGATE UNPAID           DATE AGGREGATE
               PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
               -------------                     --------------        -----------------         -----------------
Single-Family...............................            2,094             $388,157,010                  84.38%
Condominium.................................              216               34,786,981                   7.56
Planned Unit Development....................              121               24,209,818                   5.26
Two- to Four-Family.........................               67                9,834,989                   2.14
Hi-Rise.....................................               14                2,043,084                   0.44
Manufactured Home...........................               15                  820,198                   0.18
Leasehold...................................                1                  151,919                   0.03
                                                        -----             ------------                 ------
   Total....................................            2,528             $460,003,998                 100.00%
                                                        =====             ============                 ======


                               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID           AGGREGATE
                   STATE                       MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                   -----                       --------------       -----------------       -----------------
California.................................          1,325             $275,854,085               59.97%
Colorado...................................            110               18,852,625                4.10
Florida....................................            136               15,601,160                3.39
Michigan...................................             72               17,851,317                3.88
Texas......................................            108               13,881,088                3.02
Other (less than 3% in any one state)......            777              117,963,724               25.64
                                                     -----             ------------              ------
   Total...................................          2,528             $460,003,998              100.00%
                                                     =====             ============              ======

         No more than approximately 0.93% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code.



                                                 LOAN PURPOSES

                                                                                               PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                 NUMBER OF           AGGREGATE UNPAID            AGGREGATE
              LOAN PURPOSE                    MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
              ------------                    --------------        -----------------        -----------------
Purchase.................................            1,756             $336,788,373                  73.21%
Rate and Term Refinance..................              298               62,787,654                  13.65
Cash-Out Refinance.......................              421               58,264,260                  12.67
Debt Consolidation.......................               45                1,469,104                   0.32
Construction.............................                2                  493,438                   0.11
Home Improvement.........................                6                  201,168                   0.04
   Total.................................            2,528             $460,003,998                 100.00%
                                                     =====             ============                 ======